LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Schedule of Investments
March 31, 2026 (unaudited)

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.70%
Equity Funds–96.89%
✠Fidelity®-
VIP Contrafund® Portfolio	5,886,754	$330,188,029
VIP Equity-Income Portfolio	4,804,626	144,763,378
		474,951,407
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–2.81%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 3.60%)	13,748,131	$13,748,131
		13,748,131
Total Investment Companies (Cost $300,780,632)		488,699,538

TOTAL INVESTMENTS–99.70% (Cost $300,780,632)	488,699,538
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.30%	1,494,456
NET ASSETS APPLICABLE TO 31,551,036 SHARES OUTSTANDING–100.00%	$490,193,994

✠Initial Class.

The following futures contracts were outstanding at March 31, 2026:
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[1]	Value/ Unrealized Depreciation[1]
Equity Contracts:
45	CME E-mini S&P 500 Index Futures	$14,784,188	$15,137,593	6/18/26	$—	$(353,405)
1	CME E-mini S&P MidCap 400 Index Futures	339,650	337,168	6/18/26	2,482	—
Total Futures Contracts					$2,482	$(353,405)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through March 31, 2026.

Summary of Abbreviations:
CME–Chicago Mercantile Exchange
S&P–Standard & Poor’s
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–1